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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 18, 1996
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                          BORLAND INTERNATIONAL, INC.
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              (Exact name of registrant as specified in charter)

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
       Delaware                         33-80946            94-2895440
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(State or other jurisdiction          (Commission         (IRS Employer
     of incorporation)                File Number)       Identification No.)

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    100 Borland Way, Scotts Valley, California                   95066-3249
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (408) 431-1000
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                                Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On November 18, 1996, pursuant to an Agreement and Plan of Merger dated May 11, 1996, as amended, (the "Agreement"), among Borland International, Inc., a Delaware corporation (the "Company"), Aspen Acquisition Corp., a Delaware corporation and a direct, wholly-owned subsidiary of the Company ("Sub"), and Open Environment Corporation, a Delaware corporation ("OEC"), the Company acquired each issued and outstanding share of common stock of OEC through the merger of Sub with and into OEC, which became a wholly-owned subsidiary of the Company. Under the terms of the Agreement, stockholders of OEC received an aggregate of approximately 4,975,000 shares of the Company's common stock. In addition, options to acquire approximately 1,190,216 shares of the Company's common stock were assumed for all the outstanding options held by the employees and directors of OEC. The exchange ratio for the conversion into the Company's common stock was .66 shares for each outstanding share of OEC common stock and each share of OEC common stock subject to an option. The acquisition was accounted for as a pooling of interests.

     Prior to the acquisition, no material relationship existed between the Company and OEC or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

     OEC develops, markets and supports software that enables companies to create applications for distributed client/server computing systems.


ITEM 5.  OTHER EVENTS.

     On November 25, 1996, the Company entered into a thirty-month employment agreement with Delbert W. Yocam commencing on December 2, 1996 pursuant to which the Company will employ Mr. Yocam as its Chairman of the Board and Chief Executive Officer.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) The financial statements required pursuant to Rule 3-05 of Regulation S-X were previously reported in the Company's Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on October 11, 1996, and pursuant to General Instruction B.3. of Form 8-K are not additionally reported herein.

     (b) As of the date of this report, it is impracticable for the Company to provide the financial information required pursuant to Article 11 of Regulation S-X. These financial statements will be filed by Borland as an amendment to the Form 8-K as soon as possible, but in any event no later than 60 days after the date of this report.


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(c) Exhibits.
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 Exhibit No.                          Description
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     2.1*        Agreement and Plan of Merger dated May 11, 1996
                 among Borland International, Inc., Aspen Acquisition
                 Corp. and Open Environment Corporation.
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* Filed as an exhibit to the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on October 11, 1996 and incorporated herein by reference.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BORLAND INTERNATIONAL, INC.


                                                     /s/ Paul W. Emery, III
Date:  December 3, 1996                         By: _______________________
                                                      Paul W. Emery, III

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